SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: November 1, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     The Ford  Motor  Company  ("Ford")  news  release  dated  November 1,  2001 concerning U.S. retail sales of Ford vehicles in October 2001 and Ford's North American Production and Overseas Sales schedule dated November 1, 2001, filed as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99.1               Ford Motor Company News
                           Release dated
                           November 1, 2001              Filed with this Report

Exhibit 99.2               Ford Motor Company
                           North American Production
                           and Overseas Sales Schedule
                           dated November 1, 2001        Filed with this Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  November 1, 2001              By: /s/ E. E. Smith-Sulfaro
                                             -------------------
                                             E. E. Smith-Sulfaro
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99.1               Ford Motor Company News
                           Release dated
                           November 1, 2001

Exhibit 99.2               Ford Motor Company
                           North American Production
                           and Overseas Sales Schedule
                           dated November 1, 2001


                                       -3-